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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 11, 2000


                               LAKES GAMING, INC.
             (Exact name of registrant as specified in its charter)


         MINNESOTA                     0-24993                   41-1913991
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)



   130 CHESHIRE LANE, MINNETONKA, MINNESOTA                         55305
   (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (612) 449-9092


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         The Press Releases issued by the Registrant, each dated August 11, 2000, have been filed as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated August 11, 2000.
99.2     Press Release dated August 11, 2000.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LAKES GAMING, INC.
                                        (Registrant)



Date: August 17, 2000                   By:  /s/ Timothy J. Cope
                                           -----------------------------------
                                              Name: Timothy J. Cope
                                              Title:   Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT NO.                DESCRIPTION
-----------                -----------
99.1                           Press Release dated August 11, 2000.
99.2                           Press Release dated August 11, 2000.